Chartwell Small Cap Value Fund Class A Shares - CWSVX Class I Shares - CWSIX
Summary Prospectus	March 6, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.chartwellmutualfunds.com.  You may also obtain this information at no cost by calling 1-888-995-5505 or by sending an e-mail request to info@chartwellip.com.  The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Chartwell Small Cap Value Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Class A Shares" on page 11 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)		Class A Shares		Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%1		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%
Wire fee		$20		$20
Overnight check delivery fee		$15		$15
Retirement account fees (annual maintenance and full redemption requests)		$15		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%
Distribution (Rule 12b-1) Fee		0.25%		None
Other expenses		22.86%		16.01%
Shareholder servicing fee	0.04%		None
All other expenses	22.82%		16.01%
Acquired fund fees and expenses2		0.01%		0.01%
Total annual fund operating expenses2		24.12%		17.02%
Fee waiver and/or expense reimbursements3		(22.71%)		(15.96%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements2,3		1.41%		1.06%

1
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2
The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursmeents do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which table reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.05% of average daily net assets of the Fund’s Class A and Class I shares, respectively.  This agreement is in effect until February 28, 2014, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	10 Years
Class A Shares	$710	$4,563	$7,083	$10,200
Class I Shares	$108	$3,234	$5,653	$9,572

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the period from November 9, 2011 (commencement date) through October 31, 2012, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies.  The Fund’s advisor considers smaller capitalization companies to be those with market capitalization of $2.5 billion or lower at the time of purchase.

The Fund generally invests in companies that its advisor believes to be undervalued.  The advisor’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams.  The Fund’s advisor employs a blend of value disciplines that the advisor believes will result in consistent performance.

The Fund also may invest up to 20% of its net assets in securities of foreign issuers in developed countries, either directly or through the use of American depository receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  Foreign issuers refer to securities of issuers organized or derived at least 50% of their revenues or profits from business activities outside of the U.S.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk.  The Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

Equity Securities Risk.  Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses.

Value-Oriented Investment Strategies Risk.  Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Small-Cap Companies Risk. The Fund will primarily invest in equity securities of small-cap companies. The securities of small-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general.  In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Foreign Investment Risk.  The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.  The prices of foreign securities may be more volatile than those of U.S. securities because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries.

Sector Risk.  From time to time, the Fund may invest a significant amount of its total assets in certain sectors of the economy, which may be subject to specific risks, like changes in governmental regulation and policy and changes in market sentiment.  For example, as of October 31, 2012, 26.3% of the Fund’s assets were invested in the Financials sector.   Performance of companies in the Financial Sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.  This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted

Currency Risk.  Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance
The following performance information indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Sales loads are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Annual Total Return – Class A Shares
For each calendar year at NAV

Class A
Highest Calendar Quarter Return at NAV	9.93%	Quarter Ended 03/31/12
Lowest Calendar Quarter Return at NAV	(2.30)%	Quarter Ended 06/30/12

Average Annual Total Returns for the Periods Ended December 31, 2012

	1 year	Since Inception (November 9, 2011)
Class A - Return Before Taxes	6.42%	8.12%
Class A - Return After Taxes on Distributions	6.42%	8.12%
Class A - Return After Taxes on Distributions and Sale of Fund Shares	4.17%	6.91%
Russell 2000 Value Index (Reflects No Deductions for Fees, Expenses or Taxes)	18.05%	20.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Chartwell Investment Partners, LP (the “Advisor” or “Chartwell”)

Portfolio Manager
David C. Dalrymple, CFA, Senior Portfolio Manager, has been the portfolio manager of the Fund since its inception on November 9, 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$100
Traditional and Roth IRA Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100
Class I Shares
Direct Regular Accounts	$1,000,000	None
Traditional and Roth IRA Accounts	$1,000,000	None
Gift Account For Minors	$1,000,000	None

Fund shares are redeemable on any day the New York Stock Exchange is open for business by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts. The Fund will report items of income, return of capital and gain and loss to you through Form 1099.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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